UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2024

THOUGHTWORKS HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40812	82-2668392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
200 East Randolph Street, 25th Floor
Chicago, Illinois 60601
City, State Zip Code
(312) 373-1000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	TWKS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On February 6, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of Thoughtworks Holding, Inc. (the “Company”), concluded, after discussion with the Company’s management and consultation with the Company’s auditors, that the Company’s previously issued unaudited condensed consolidated financial statements as of and for the quarterly periods ended June 30, 2023 and September 30, 2023 (collectively, the “Non-Reliance Periods”) included in the Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) for the Non-Reliance Periods, (1) should no longer be relied upon due to an inaccurate presentation of the change in cash flows ascribed to operating activities in the condensed consolidated statement of cash flows, as further described below, and (2) will require restatement. Similarly, any previously issued or filed reports, earnings releases, and investor presentations or other communications describing the Company’s condensed consolidated unaudited financial statements and other related financial information covering the Non-Reliance Periods should no longer be relied upon.
As previously disclosed in Note 3, Acquisitions, of the Notes to the Condensed Consolidated Financial Statements (Unaudited) in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 and September 30, 2023, the Company made a payment of contingent consideration related to the acquisition of Connected Lab Inc. of $14.3 million. During the Non-Reliance Periods, the Company included this payment in the operating activities section of the condensed consolidated statement of cash flows. Of the $14.3 million payment, $14.0 million reflects the fair value of the contingent consideration on the acquisition date and should have been included within the financing activities section of the condensed consolidated statement of cash flows.
The Company intends to restate the unaudited condensed consolidated financial statements for the Non-Reliance Periods as soon as practicable by filing amended Quarterly Reports on Form 10-Q for the Non-Reliance Periods (“Form 10-Q/As”). Accordingly, investors and others should rely only on financial information and other disclosures regarding the Non-Reliance Periods once the Company restates its unaudited condensed consolidated financial statements for the Non-Reliance Periods.
There was no change to the net decrease in cash, cash equivalents and restricted cash in the Non-Reliance Periods nor was there any change in cash, cash equivalents and restricted cash at the end of the Non-Reliance Periods. There was no impact to the Company’s condensed consolidated statements of loss and comprehensive loss, condensed consolidated balance sheets, or its condensed consolidated statements of changes in stockholders’ equity for the Non-Reliance Periods.
A summary of the anticipated impact on the condensed consolidated statements of cash flows is as follows, for the Non-Reliance Periods (in thousands):

	Six Months Ended June 30, 2023
	As reported	Adjustment	As restated
Cash flows from operating activities:
Accrued expenses and other liabilities	$(42,512)	$13,996	$(28,516)
Net cash provided by operating activities	$16,247	$13,996	$30,243

Cash flows from financing activities:
Payment of contingent consideration	$—	$(13,996)	$(13,996)
Net cash used in financing activities	$(103,039)	$(13,996)	$(117,035)

	Nine Months Ended September 30, 2023
	As reported	Adjustment	As restated
Cash flows from operating activities:
Accrued expenses and other liabilities	$(27,204)	$13,996	$(13,208)
Net cash provided by operating activities	$22,602	$13,996	$36,598

Cash flows from financing activities:
Payment of contingent consideration	$—	$(13,996)	$(13,996)
Net cash used in financing activities	$(104,012)	$(13,996)	$(118,008)
A summary of the anticipated impact on free cash flow for the Non-Reliance Periods is set forth below (in thousands). There was no impact to free cash flow for the three months ended September 30, 2023.

	Three Months Ended June 30, 2023
	As reported	Adjustment	As restated
Net cash used in operating activities	$(16,800)	$13,996	$(2,804)
Purchase of property and equipment	(2,024)	—	(2,024)
Free Cash Flow	$(18,824)	$13,996	$(4,828)

	Six Months Ended June 30, 2023
	As reported	Adjustment	As restated
Net cash provided by operating activities	$16,247	$13,996	$30,243
Purchase of property and equipment	(3,681)	—	(3,681)
Free Cash Flow	$12,566	$13,996	$26,562

	Nine Months Ended September 30, 2023
	As reported	Adjustment	As restated
Net cash provided by operating activities	$22,602	$13,996	$36,598
Purchase of property and equipment	(6,351)	—	(6,351)
Free Cash Flow	$16,251	$13,996	$30,247
In connection with the restatement, management has concluded that a material weakness exists in the Company’s internal control over financial reporting with respect to controls over discrete, non-routine transactions within the condensed consolidated statement of cash flows. As a result, the Company’s disclosure controls and procedures were not effective as of June 30, 2023 and September 30, 2023. The Company’s remediation plan with respect to such material weakness will be described in more detail in the Company’s Form 10-Q/As.
The Audit Committee and management have discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, Ernst & Young LLP.
Forward-Looking Statements
This Current Report on Form 8-K may be deemed to contain forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding the effects of the restatement of the Company’s past financial statements and the filing of the Company’s amended periodic reports. Words such as “future,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “may,” “might,” “predict,” “will,” “would,” “should,” “could,” “can,” “may,” or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the timing and nature of the final resolution of the accounting issues discussed in this Current Report on Form 8-K, whether a restatement of financial results will be required for other accounting issues for the same or other periods, additional uncertainties related to accounting issues generally, adverse effects on the Company’s business as a result of the correction process and the risks identified in the Company’s reports filed with the SEC. All information provided in this Current Report on Form 8-K is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 12, 2024

THOUGHTWORKS HOLDING, INC.

By:	/s/ Erin Cummins
Erin Cummins
Chief Financial Officer